SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 13, 2000

                                     HEARME

             (Exact name of Registrant as specified in its charter)

        DELAWARE                               000-25399                            94-3217317

(State or other jurisdiction of             (Commission File Number)               (I.R.S. Employer
incorporation of organization)                                                     Identification No.)




                                665 CLYDE AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043

               (Address of principal executive offices) (Zip code)


                                 (650) 429-3900
              (Registrant's telephone number, including area code)

                             MPATH INTERACTIVE, INC.
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On January 13, 2000, the registrant changed its name from Mpath Interactive, Inc. to HearMe.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEARME
                                   (Registrant)



Date:  JANUARY 13, 2000            By:      /s/ Murray Vince
       ----------------                     ----------------
                                   Murray Vince, Vice President Legal Services